UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2011

China Integrated Energy, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34390	65-0854589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dongxin Century Square, 7th Floor Hi-Tech Development District Xi’an, Shaanxi Province, People’s Republic of China 710043
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 86-29 8268 3920

_____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Resignation of Mr. Wenbing Christopher Wang as Independent Director.

On May 3, 2011, the board of directors (the “Board”) of China Integrated Energy, Inc. (the “Company”) received notification from Mr. Wenbing Christopher Wang that effective immediately, he resigned as a member of the Board of the Company.  At the time of his resignation, Mr. Wang also served as a member of the Audit Committee.

Mr. Wang submitted his resignation to the Board via email on May 3, 2011. In his resignation letter, he indicated that recent events relating to the independent investigation conducted by the Audit Committee, including inconsistencies between representations made by Company’s management to the Board, have led him to conclude that he cannot continue to serve as a director of the Company.  A copy of his resignation letter is included with this Current Report on Form 8-K as Exhibit 17.1 and is incorporated herein in its entirety by reference.

The Company has provided Mr. Wang a copy of the disclosures it is making in this Item 5.02 no later than the day of filing this Current Report on Form 8-K with the SEC.  The Company has also provided him the opportunity to furnish the Company, as promptly as possible, a letter addressed to the Company stating whether he agrees with the statements made by the Company in this Item 5.02, and, if not, stating the respects in which he does or does not agree. The Company will file any letter received from Mr. Wang by the Company as an exhibit by an amendment to this Current Report on Form 8-K within two business days after receipt by the Company.

The Company is considering potential candidates for a replacement. Upon appointment of a new director, the Company will file a Current Report on Form 8-K.

Resignation of Mr. Albert Pu as Chief Financial Officer.

On April 28, 2011, Mr. Albert Pu resigned from his position as the Chief Financial Officer of the Company, effective immediately.  The Company is in the process of identifying potential candidates for the position and expects to find a replacement very shortly.  Upon appointment of a new Chief Financial Officer, the Company will file a Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                      Description

17.1                          Resignation Letter from Mr. Wenbing Christopher Wang dated May 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2011	China Integrated Energy, Inc.

	By:	/s/ Xincheng Gao
Name: Xincheng Gao
Title: Chief Executive Officer and President

Exhibit Index
Exhibit No.	Description

17.1	Resignation Letter from Mr. Wenbing Christopher Wang dated May 3, 2011.